SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                 FORM 8-K/A (2)
                                 CURRENT REPORT

                                   (Mark One)

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 22, 2002


                             Household Direct, Inc.
                 (Name of Small Business Issuer in its charter)

          Delaware                                        51-0388634
            --------                                         ----------
 (State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                        Identification Number)


                             HOUSEHOLD DIRECT, INC.

                                   3 Glen Road
                          SANDY HOOK, CONNECTICUT 06482

                    (Address of Principal Executive Offices)

                                 (203) 426-2312
                 (Issuer's Telephone Number Including Area Code)



ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS On December 17, 2001, the Company announced the acquisition of Eqtima LLC. Business Description Eqtima is a leading supplier of metrics-based Employee Relationship Management (ERM) systems, specifically targeted for contact centers (staff centers handling customer support, telemarketing calls (inbound and outbound), technical support, etc.). Eqtima's ERM suite (Value Agent) of products is designed to empower agents, analyize employee behavior patterns, automate feedback, and lay the groundwork for a performance-recognition business culture.

Eqtima's strategy for 2002 is to penetrate the mainstream Work Force management market by redefining Work Force Management. Work Force Management is historically been nothing more than Forecasting and Scheduling. This is a very limited vision. Eqtima expands the vision to encompass the whole life cycle of an agent's experience with the company. Beyond just forecasting and scheduling, it includes agent development, virtual supervision, and recognition/reward. It sets the stage for a performance-based culture.

Eqtima's markets include North America, Asia, Europe, South America, and Africa. We currently have customers in Africa and North America with partnerships that also include Asia.



                    FIRST AMENDMENT TO ACQUISITION AGREEMENT



THIS AMENDMENT is made effective as of the 20th day of March, 2002, by and among HouseHold Direct, Inc., a Delaware corporation ("HHD"); Eqtima LLC, a Delaware limited liability company ("Llcco"); Battle Creek Unlimited, Inc., a Michigan nonprofit corporation ("BCU"); and Bryan Baker, Sandy Biggam, Chuck Heindel, Jim Hall, Philip Samson, Tom Walsh, Tom Rocca, Brad Taylor, Joel Taylor, Thorsten Belicke and Kimberly Polak (collectively referred to as the "Shareholders").

                                   BACKGROUND

HHD, Llcco, BCU and the Shareholders entered into an Acquisition Agreement dated December 13, 2001 pursuant to which HHD acquired all of the membership interests in Llcco (the "Agreement") from the Shareholders. HHD, Llcco, BCU and the Shareholders now wish to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth below, the parties agree as follows:

                              TERMS AND CONDITIONS

1. Amendment. Section 13.(d) of the Agreement is hereby amended in its entirety to read as follows:

"(d) The Shareholders shall have the right, exercisable (i) during the 365 day period following the Closing to exchange all, but not less than all of the shares of HHD Stock issued to them pursuant to the provisions of this Agreement for 100% of the membership interests in Llcco in the event HHD does not make any one of the advances described in subparagraph 13(b) hereof, and (ii) during the 24-month period following the Closing, subject to the provisions of applicable law, to exchange all, but not less than all of the shares of HHD Stock issued to them pursuant to the provisions of this Agreement for 100% of the membership interests in Llcco in the event that HHD files a petition in bankruptcy, has filed against it any involuntary petition in bankruptcy which is not discharged within 90 days of filing, executes a general assignment for the benefit of creditors or otherwise seeks protection of pursuant to Federal or State bankruptcy statutes during such 24-month period. In the event that Shareholders exchange shares as described above, HHD has the option to convert its prior financial amount into a prorated membership interest in Llcco based on the percentage of the total dollar amount transferred to Llcco of entire $2,500,000. The working capital funds are scheduled to be received by Llcco on 29 March 2002 for $150,000; $150,000 by 15 April 2002; and $200,000 by
     30 May 2002. The remaining acquisition amounts are unscheduled but due within 2002."

2. Budgetary Changes to Exhibit A. Taking into account the impact on sales, revenue, and fulfillment due to the delays in funding, the revised budget and forecast is attached.

3. The parties hereby agree to retain Southbridge Business resources on a six-month period, with HHD responsible to pay the initial three-month period at $15,000 per month, and Eqtima paying the second three months at the same rate.

4. Construction. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Agreement. The terms of this Amendment amend and modify the Agreement as if fully set forth in the Agreement. If there is any conflict between the terms, conditions and obligations of this Amendment and the Agreement, this Amendment's terms, conditions and obligations shall control. All other provisions of the Agreement not specifically modified by this Amendment are preserved.

5. Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument. Each executed copy shall be deemed an executed original for all purposes.


IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                                    HouseHold Direct, Inc.

                                                    By  s/s John Folger
                                                         Chief Executive Officer

                                                    Eqtima LLC

                                                    By  s/s Bryan Baker
                                                        Chief Executive Officer

                                                    The Shareholders

                                                    s/s Bryan Baker
                                                    s/s Sandy Biggam
                                                    s/s Chuck Heindel
                                                    s/s Jim Hall
                                                    s/s Philip Samson
                                                    s/s Tom Walsh
                                                    s/s Tom Rocca
                                                    s/s Brad Taylor
                                                    s/s Joel Taylor
                                                    s/s Thorsten Belicke
                                                    s/s Kimberly Polak

                                                    Battle Creek Unlimited, Inc.

                                                    By:   s/s  Bill Eichstaedt
                                                          President


Modifications to Exhibit B:  Forecast and Budget
                                                    In Thousands

Eqtima                                   1 Qtr       2 Qtr       3Qtr      4Qtr
Proforma Profit and Loss                 2002        2002        2002      2002

Revenue from Products                      14          433        950     1,121
Service Revenue                             1           43         95       112
Maintenance and Service Agreements         --           --         --        13
Interest on Deposits                       --           --         --        --
                                        -----        -----       ----      ----
Total Revenue                              15          476      1,045     1,246
  (Cost of Goods sold and Outsourcing)  (   2)       (  63)     ( 138)    ( 163)
Operating Expenses                      ( 338)       ( 453)     ( 629)    ( 639)
Investment Interest Income (Expenses)      --           --         --        --
                                         -----      ------      -----     -----
Income Before Tax                       ( 325)       (  40)       278       445
                                         -----        -----     -----     -----
Cumulative Income Before Tax            ( 325)       ( 364)     (  86)      358
                                         ====         ====       ====     =====



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 20, 2002                                      /s/ John Folger
------------------                                  ----------------------------
Date                                                President and
                                                    Chief Executive Officer